                  PROSPECTUS SUPPLEMENT DATED SEPTEMBER 1, 2000


This Supplement updates certain information contained in the following prospectuses for products issued by First Fortis Life Insurance Company.

-     First Fortis Opportunity Variable Annuity dated May 1, 2000
-     First Fortis Masters Variable Annuity dated May 1, 2000

Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

FORTIS SERIES FUND

One of the subaccounts available for investment is the Global Asset Allocation Series of the Fortis Series Fund, Inc. Effective September 1, 2000 the following changes to the Global Asset Allocation Series will take place.


- The sub-adviser retained by Fortis Advisers, Inc. will no longer be Morgan Stanley Dean Witter Investment Management Limited. The new sub-adviser retained by Fortis Advisers, Inc. will be T. Rowe Price Associates, Inc.


- The name of the series will change from Global Asset Allocation Series to International Stock Series II.

For further information on how the International Stock Series II will be managed, please refer to the September 1, 2000 Supplement to the Fortis Series Fund prospectus dated May 1, 2000.

FIRST FORTIS

OPPORTUNITY
VARIABLE
ANNUITY
Individual Flexible
Premium Deferred
Variable Annuity Contract
PROSPECTUS DATED

September 1, 2000

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]
99103 (9/00)

FIRST FORTIS LIFE INSURANCE COMPANY

MAILING ADDRESS:    STREET ADDRESS:     PHONE: 1-800-745-8248
P.O. BOX 3249       308 MALTBIE STREET
SYRACUSE, NY 13220  SUITE 200
                    SYRACUSE, NY 13204

This prospectus describes an individual flexible premium deferred variable annuity contract issued by First Fortis Life Insurance Company ("First Fortis").

The contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a separate account, or a combination of these two options. Under the variable return accumulation option, you can choose among the following investment portfolios of Fortis Series Fund, Inc. (those portfolios which have a non-Fortis subadvisor include the name of the subadvisor at the beginning of the portfolio name):

Money Market Series                         T. RowePrice--Blue Chip Stock Series
U.S. Government Securities Series           AIM--Blue Chip Stock Series II
Diversified Income Series                   Lazard Freres--International Stock Series
AIM--Multisector Bond Series                Dreyfus--Mid Cap Stock Series
High Yield Series                           Berger--Small Cap Value Series
T. Rowe Price -- International Stock        Global Growth Series
Series II                                   MFS--Global Equity Series
Asset Allocation Series                     Alliance--Large Cap Growth Series
Federated--American Leaders Series          MFS--Investors Growth Series
Value Series                                Growth Stock Series
MFS--Capital Opportunities Series           Aggressive Growth Series
Growth & Income Series
Dreyfus--S&P 500 Index Series

The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each portfolio.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of available investment portfolios. Both prospectuses should be read carefully and kept for future reference.

A Statement of Additional Information, dated May 1, 2000, about the contracts has been filed with the Securities and Exchange Commission and is available without charge from First Fortis at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page XX of this prospectus.
THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                PAGE
Special Terms Used in This Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary.....................................................      6
First Fortis and the Separate Account.......................      8
     - First Fortis Life Insurance Company..................      8
     - The Separate Account.................................      8
     - Fortis Series Fund, Inc..............................      8
Accumulation Period.........................................      9
     - Issuance of a Contract and Purchase Payments.........      9
     - Contract Value.......................................      9
     - Allocation of Purchase Payments and Contract Value...     10
     - Total and Partial Surrenders.........................     10
     - Telephone Transactions...............................     11
     - Benefit Payable on Death of Annuitant or Contract
      Owner.................................................     11
The Annuity Period..........................................     11
     - Annuity Commencement Date............................     11
     - Commencement of Annuity Payments.....................     12
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     12
     - Annuity Options......................................     12
     - Death of Annuitant or Other Payee....................     13
Charges and Deductions......................................     13
     - Premium Taxes........................................     13
     - Annual Administrative Charge.........................     13
     - Charges Against the Separate Account.................     13
     - Surrender Charge.....................................     14
     - Miscellaneous........................................     14
     - Reduction of Charges.................................     14
Fixed Account...............................................     14
     - General Description..................................     15
     - Fixed Account Value..................................     15
     - Fixed Account Transfers, Total and Partial
      Surrenders............................................     15
General Provisions..........................................     15
     - The Contract.........................................     15
     - Postponement of Payments.............................     15
     - Misstatement of Age or Sex and Other Errors..........     15
     - Assignment and Ownership Rights......................     15
     - Beneficiary..........................................     16
     - Reports..............................................     16
Rights Reserved by First Fortis.............................     16
Distribution................................................     16
Federal Tax Matters.........................................     17
Voting Privileges...........................................     19
State Regulation............................................     20
Legal Matters...............................................     20
Contents of Statement of Additional Information.............     20
Appendix A--Sample Death Benefit Calculations...............    A-1
Appendix B--Explanation of Expense Calculations.............    B-1

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FIRST FORTIS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FIRST FORTIS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract date and the Annuity Period.

Accumulation Unit  A unit of measure used to calculate the interest of the contract owner in the Separate Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   First Fortis under the contract.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by First Fortis.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Five Year Anniversary
                   The fifth anniversary of a contract date, and each subsequent fifth anniversary of that date.

Fixed Annuity Option
                   An annuity option under which First Fortis promises to pay the Annuitant or any other properly designated payee one or more fixed payments.

Fortis Group Funds All publicly-available mutual funds advised by Fortis
                   Advisers, Inc. (other than Fortis Money Portfolios, Inc.). Currently, these mutual funds are: Fortis Worldwide Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios, Inc., and Fortis Advantage Portfolios, Inc.

Fortis Series      The Fortis Series Fund, Inc., a diversified, open-end
                   management investment company in which the Separate Account invests.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Separate Account   The segregated asset account referred to as Separate Account
                   A of First Fortis Life Insurance Company established to receive and invest purchase payments made under contracts.

Valuation Date     Each business day of First Fortis except, with respect to any subaccount, days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Annuity Option
                   An annuity option under which First Fortis promises to pay the Annuitant or any other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION EXPENSES

     Front-End Sales Charge Imposed on Purchases.................      0 %
     Maximum Surrender Charge for Sales Expenses (as a percentage
     of purchase payments).......................................      5 %(1)

  YEARS SINCE           AMOUNT OF
DATE OF PAYMENT          CHARGE
---------------         ---------
  Less than 5              5%
   5 or more               0%

     Other Surrender Fees........................................        0 %
     Exchange Fee................................................        0 %
ANNUAL CONTRACT ADMINISTRATION CHARGE............................      $30 (2)
SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT
  VALUE)
     Mortality and Expense Risk Charge...........................     1.25 %
     Separate Account Administrative Charge......................      .10 %
     Total Separate Account Annual Expenses......................     1.35 %

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge" or, payment of a death benefit.

(2) This charge, which is otherwise applied at each contract anniversary and total surrender of the contract, will not be charged during the Accumulation Period if the contract value as of such anniversary or surrender is $25,000 or more. Currently, First Fortis waives this charge during the Annuity Period. This charge is also subject to any applicable limitations under the law of any state.

PORTFOLIO ANNUAL EXPENSES(a)

                                         U.S.                                                                             AMERICAN
                             MONEY    GOVERNMENT   DIVERSIFIED   MULTI SECTOR                INTERNATIONAL     ASSET      LEADERS
                             MARKET   SECURITIES     INCOME      BOND SERIES    HIGH YIELD       STOCK       ALLOCATION    SERIES
                             SERIES     SERIES       SERIES          (B)          SERIES       SERIES II       SERIES       (C)
                             ------   ----------   -----------   ------------   ----------   -------------   ----------   --------
Investment Advisory and
  Management Fee...........  0.30%      0.47%         0.47%         0.75%         0.50%          0.90%         0.47%       0.90%
Other Expenses.............  0.05%      0.50%         0.70%         0.15%         0.07%          0.12%         0.05%       0.35%
Total Series Fund Operating
  Expenses.................  0.35%      0.97%         1.17%         0.90%         0.57%          1.02%         0.52%       1.25%

                                         CAPITAL
                                      OPPORTUNITIES   GROWTH &   S&P 500
                             VALUE       SERIES        INCOME     INDEX
                             SERIES        (C)         SERIES    SERIES
                             ------   -------------   --------   -------
Investment Advisory and
  Management Fee...........  0.70%        0.90%        0.63%      0.40%
Other Expenses.............  0.06%        0.35%        0.06%      0.06%
Total Series Fund Operating
  Expenses.................  0.76%        1.25%        0.69%      0.46%

                                                           BLUE
                                                           CHIP
                                                           STOCK                                                   GLOBAL   GLOBAL
                                           BLUE CHIP     SERIES II   INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   EQUITY
                                          STOCK SERIES      (C)      STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES   SERIES
                                          ------------   ---------   -------------   ------------   ------------   ------   ------
Investment Advisory and Management
  Fee...................................     0.87%         0.95%         0.84%          0.90%          0.90%       0.70%    1.00%
Other Expenses..........................     0.05%         0.35%         0.10%          0.28%          0.14%       0.07%    0.35%
Total Series Fund Operating Expenses....     0.92%         1.30%         0.94%          1.18%          1.04%       0.77%    1.35%


                                          LARGE
                                           CAP     INVESTORS   GROWTH   AGGRESSIVE
                                          GROWTH    GROWTH     STOCK      GROWTH
                                          SERIES    SERIES     SERIES     SERIES
                                          ------   ---------   ------   ----------
Investment Advisory and Management
  Fee...................................  0.90%      0.90%     0.61%      0.66%
Other Expenses..........................  0.07%      0.35%     0.50%      0.06%
Total Series Fund Operating Expenses....  0.97%      1.25%     1.11%      0.72%

------------------------------
(a) As a percentage of portfolio average net assets based on 1999 historical data, except for that American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------                   ------    -------    -------    --------
Money Market................................................     $62       $ 98       $137        $200
U.S. Government Securities..................................      64        104        146         218
Diversified Income..........................................      64        104        147         220
Multisector Bond............................................      68        115        165         257
High Yield..................................................      64        105        148         223
International Stock II......................................      69        119        171         269
Asset Allocation............................................      64        104        146         218
American Leaders............................................      71        126        183         292
Value.......................................................      67        111        159         245
Capital Opportunities.......................................      71        126        183         292
Growth & Income.............................................      66        109        154         236
S&P 500 Index...............................................      63        102        143         212
Blue Chip Stock.............................................      68        116        166         259
Blue Chip Stock II..........................................      72        127        185         297
International Stock.........................................      68        116        167         261
MidCap Stock Series.........................................      71        123        179         285
Small Cap Value Series......................................      69        119        172         271
Global Growth...............................................      66        111        158         244
Global Equity...............................................      72        129        187         302
Large Cap Growth Series.....................................      68        117        169         264
Investors Growth Series.....................................      71        126        183         292
Growth Stock................................................      65        108        153         233
Aggressive Growth...........................................      66        110        156         239

If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------                   ------    -------    -------    --------
Money Market................................................     $17        $53       $ 92        $200
U.S. Government Securities..................................      19         59        101         218
Diversified Income..........................................      19         59        102         220
Multisector Bond............................................      23         70        120         257
High Yield..................................................      19         60        103         223
International Stock II......................................      24         74        126         269
Asset Allocation............................................      19         59        101         218
American Leaders............................................      26         81        138         292
Value.......................................................      22         66        114         245
Capital Opportunities.......................................      26         81        138         292
Growth & Income.............................................      21         64        109         236
S&P 500 Index...............................................      18         57         98         212
Blue Chip Stock.............................................      23         71        121         259
Blue Chip Stock II..........................................      27         82        140         297
International Stock.........................................      23         71        122         261
MidCap Stock Series.........................................      26         78        134         285
Small Cap Value Series......................................      24         74        127         271
Global Growth...............................................      21         66        113         244
Global Equity...............................................      27         84        142         302
Large Cap Growth Series.....................................      23         72        124         264
Investors Growth Series.....................................      26         81        138         292
Growth Stock................................................      20         63        108         233
Aggressive Growth...........................................      21         65        111         239

------------------------------
* For purposes of these examples, the effect of the annual contract administration charge has been computed based on the average total contract value of all outstanding contracts during the year ended December 31, 1999 and the total actual amount of annual contract administration charges collected during the year. For the purpose of these examples, portfolio annual expenses are assumed to continue at the rates set forth in the table above.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

The foregoing tables and examples, prescribed by the SEC, are included to assist contract owners in understanding the transaction and operating expenses imposed directly or indirectly under the contracts and Fortis Series. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix B for an explanation of the calculation of the amounts set forth above.

SUMMARY

The following summary should be read in conjunction with the detailed information in this prospectus. This prospectus generally describes only the portion of the contract involving the Separate Account. For a brief description of First Fortis' fixed account, please refer to the heading "Fixed Account" in this Prospectus.

The contract is designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

PURCHASE PAYMENTS

For individual contracts, each initial or subsequent purchase payment must be at least $50. For contracts issued in connection with a benefit plan covering employees, the initial and subsequent purchase payments under each contract must at all times average at least $50 and in no case be less than $25. No additional purchase payments are required, if the contract value is at least $500 by the end of the first contract year and at least $1,000 by the end of second contract year and at all times thereafter. See "Issuance of a Contract and Purchase Payments."

On the contract date, the initial purchase payment is allocated, as specified by the contract owner in the contract application, among one or more of the available investment portfolios, or to the fixed account, or to both. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the contract owner may subsequently request.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Separate Account invests in shares of a corresponding portfolio of Fortis Series. The investment objective of each of the subaccounts of the Separate Account and that of the corresponding portfolio of Fortis Series is the same.

Contract value in each of the subaccounts of the Separate Account will vary to reflect the investment experience of each of the corresponding portfolio, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. For providing investment management services to the portfolios, Fortis Advisers, Inc. receives fees from Fortis Series based on the average daily net assets of each portfolio. The portfolios also bear most of their other expenses. A full description of the portfolios and their investment objectives, policies and risks can be found in the current prospectus for Fortis Series, which accompanies this prospectus, and Fortis Series' Statement of Additional Information, which is available upon request from First Fortis at the address and phone number on the cover of this prospectus.

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account. Additionally, during the accumulation period we may, in our discretion, permit a continuing request for transfers of specified amounts automatically on a periodic basis. There is currently no charge for any of these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Values--Transfers."

TOTAL OR PARTIAL SURRENDERS

All or part of the contract value of a contract may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and total surrenders may not be made without application of the annual administrative charge if the contract value is less than $25,000. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Administrative Charge." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

CHARGES AND DEDUCTIONS

We deduct daily charges at a rate of 1.25% per annum of the value of the average net assets in the Separate Account for the mortality and expense risks we assume and .10% per annum of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risk Charge" and "Administrative Expense Charge" under the heading "Charges Against the Separate Account."

In order to permit investment of the entire purchase payment, we do not deduct sales charges at the time of investment. However, a surrender charge is imposed on certain total or partial surrenders of the contract to help defray expenses relating to the sale of the contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any surrender charge. The amount of such charge-free surrender depends on how recently the purchase payments to which the surrender relates were made. The aggregate surrender charges will never exceed 5% of the purchase payments made to date.

There is also an annual administrative charge each year for contract administration and maintenance. This charge is $30 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the contract date and upon total surrender of the contract. Currently, this charge is not deducted during the Annuity Period. This charge will be waived during the Accumulation Period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more.

Certain states and other jurisdictions impose premium taxes or similar assessments upon us, either at the time purchase payments are made or when contract value is applied to an annuity option. Where such taxes or assessments are imposed by your state or other jurisdiction upon receipt of purchase payments, we will deduct a charge for these amounts from the contract value upon surrender, death of the Annuitant or contract owner, or annuitization of the contract. In jurisdictions where such taxes or assessments are imposed at the time of annuitization, we will deduct a charge for such amounts at that time.

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to Annuitants or their beneficiaries, including Fixed and Variable Annuity Options. The contract owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or contract owner dies prior to the annuity commencement date, a death benefit is payable. See "Benefit Payable on Death of Annuitant or Contract Owner."

RIGHT TO EXAMINE THE CONTRACT

You have a right to examine the contract. You can cancel the contract by delivering or mailing it, together with a written request, to our home office or to the sales representative through whom it was purchased, before the close of business on the tenth day after receipt of the contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by us on the date postmarked. We will return to you the then current contract value.

LIMITATIONS IMPOSED BY RETIREMENT PLANS

Certain rights a contract owner would otherwise have under a contract may be limited by the terms of any employee benefit plan in connection with which the contract is issued. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

TAX IMPLICATIONS

The tax implications for contract owners, Annuitants and beneficiaries, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures or the contract should be directed to your sales representative, or First Fortis' home office: P.O. Box 3249, Syracuse, NY 13220; 1-800-745-8248. For certain current information relating to contract values such as subaccount unit values, interest rates in the fixed account, and your contract value, call 1-800-745-8248. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the contract owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-745-8248.

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at First Fortis' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

--------------------------------------------------------------------------------

FINANCIAL AND PERFORMANCE INFORMATION

The information presented below represents the Accumulation Unit information for subaccounts of the Separate Account through December 31, 1999. Accumulation Units have been rounded to the nearest whole unit.

                              MONEY    U.S. GOV'T  DIVERSIFIED  MULTISECTOR    HIGH    INTERNATIONAL    ASSET               GROWTH
                              MARKET   SECURITIES    INCOME        BOND       YIELD      STOCK II     ALLOCATION   VALUE   & INCOME
                              ------   ----------  -----------  -----------   -----    -------------  ----------   -----   --------
December 31, 1999
 Accumulation Units in
   Force...................   797,681      71,855      756,563       27,683   143,241        108,668     797,681  179,372   404,608
 Accumulation Unit
   Values..................    $1.587     $17.823       $1.998      $12.092   $12.799        $16.150      $3.923  $15.875   $23.775
December 31, 1998
 Accumulation Units in
   Force...................   318,605      71,200      597,806       14,497   132,635         91,185     867,243  160,886   326,229
 Accumulation Unit Value...    $1.532     $18.421       $2.059      $13.254   $12.823        $16.513      $3.326  $14.768   $21.757
December 31, 1997..........
 Accumulation Units in
   Force...................   170,961      12,970      148,631        5,883    47,286         25,317     542,582   55,753   137,613
 Accumulation Unit Value...    $1.474     $17.149       $1.963      $11.837   $12.917        $14.433      $2.809  $13.651   $19.487
December 31, 1996
 Accumulation Units in
   Force...................    31,800         427       20,649        1,347     9,846          7,591      63,004   15,690    14,412
 Accumulation Unit Value...    $1.418     $15.935       $1.801      $11.961   $11.928         $12.88      $2.368  $11.048   $15.468
May 1, 1996*
 Accumulation Unit Value...   $10,000     $10,000      $10,000      $10,000   $10,000        $10,000     $10,000  $10,000   $10,000

                               S&P       BLUE    INTERNATIONAL  GLOBAL    GROWTH   AGGRESSIVE  MID CAP  LARGE CAP  SMALL CAP
                               500       CHIP        STOCK      GROWTH    STOCK      GROWTH     STOCK    GROWTH      VALUE
                               ---       ----    -------------  ------    ------   ----------  -------  ---------  ---------
December 31, 1999
 Accumulation Units in
   Force...................   559,635   329,701        143,002   76,906   524,451     109,482   35,840    247,782     63,233
 Accumulation Unit
   Values..................   $22.189   $21.571        $19.711  $33.343    $5.925     $32.680  $10.538    $14.754    $10.659
December 31, 1998
 Accumulation Units in
   Force...................   385,486   270,251        125,894   75,340   475,115     105,783   13,231     90,599     23,823
 Accumulation Unit Value...   $18.689   $18.238        $16.113  $21.433    $3.870     $15.829   $9.625    $11.755     $9.367
December 31, 1997..........
 Accumulation Units in
   Force...................    96,726    74,226         36,305   47,369   240,842      47,583       --         --         --
 Accumulation Unit Value...   $14.786   $14.429        $14.021  $19.507    $3.296     $13.241       --         --         --
December 31, 1996
 Accumulation Units in
   Force...................     5,144     9,457         10,999    6,899    70,686      14,449       --         --         --
 Accumulation Unit Value...   $11.326   $11.520        $12.690  $18.510    $2.971     $13.232       --         --         --
May 1, 1996*
 Accumulation Unit Value...   $10,000   $10,000        $10,000  $10,000   $10,000     $10,000       --         --         --

------------------------------
* Accumulation Unit Value at Date of initial registration effectiveness.

Audited financial statements of the Separate Account and First Fortis are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Separate Account. These figures are based on historical results and are not in-

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

tended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

FIRST FORTIS AND THE SEPARATE ACCOUNT

FIRST FORTIS LIFE INSURANCE COMPANY

First Fortis Life Insurance Company is the issuer of the contracts. At the end of 1999, First Fortis had approximately $9 billion of total life insurance in force. First Fortis is a New York corporation founded in 1971. It is qualified to sell life insurance and annuity contracts in New York. First Fortis is a wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

First Fortis is affiliated with the Fortis Financial Group. This group is a joint effort by Fortis Benefits Life Insurance Company, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company (formerly Time Insurance Company) to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.

Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.

All of the guarantees and commitments under the contracts are general obligations of First Fortis, regardless of whether you have allocated the contract value to the Separate Account or to the fixed account. None of First Fortis' affiliated companies has any legal obligation to back First Fortis' obligations under the contracts.

THE SEPARATE ACCOUNT

The Separate Account is a segregated investment account of First Fortis. First Fortis established Separate Account A under New York insurance law as of October 1, 1993. The assets allocated to the Separate Account are the exclusive property of First Fortis. The Separate Account is an integral part of First Fortis. However, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Registration does not involve supervision of the management, or investment practices, or policies of the Separate Account or of First Fortis by the Securities and Exchange Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of First Fortis. Assets in the Separate Account representing reserves and liabilities will not be chargeable with liabilities arising out of any other business of First Fortis. First Fortis may accumulate in the Separate Account proceeds from charges under variable annuity contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities. First Fortis may from time to time transfer to its general account any of such excess amounts.

The Separate Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Fortis Series, each of which represents a separate investment portfolio within Fortis Series. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Separate Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Separate Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added to, or eliminated from, Fortis Series.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund. Fortis Series is registered with the Securities and Exchange Commission as a diversified, open-end management investment company under the Investment Company Act of 1940. Fortis Series has served as the investment medium for the Separate Account since the Separate Account began operations.

First Fortis purchases and redeems Fortis Series' shares for the Separate Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Fortis Series available for investment by the Separate Account. Each portfolio corresponds to one of the subaccounts of the Separate Account. The assets of each portfolio are separate from the assets of other portfolios. Each Series operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at that portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of that portfolio. However, the value of the interests of contract owners, Annuitants and beneficiaries in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Fortis Series available for investment by the Separate Account are listed on the cover page of this prospectus.

A full description of the portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the prospectus for Fortis Series accompanying this prospectus and in the Statement of Additional Information for Fortis Series. Additional copies of these documents may be obtained from your sales representative or from our home office.

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

If you wish to purchase a contract, you must complete an application and make an initial purchase payment of at least $50. The application is forwarded to us for processing. Acceptance is subject to our underwriting and suitability rules and procedures. We reserve the right to reject any application for any reason.

In certain circumstances, an employer remits payments to us on behalf of employee-Annuitants. Where purchase payments are remitted to us through an employer for multiple employee-Annuitants, we must be given accurate information that specifically identifies the contracts and accounts that are to be credited with the payments.

If we accept your application in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the application or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the application or other issuing requirements are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it at the end of the Valuation Period in which the necessary requirements are fulfilled. However, even where you give your consent, if we cannot apply your initial purchase payment within thirty Valuation Dates after we receive your payment because the application or issuing instructions remain incomplete, we will return your initial purchase payment to you.

The date that we apply the initial purchase payment to the purchase of the contract is the contract date. The contract date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Separate Account, or a fixed rate of return in the fixed account, begins as of the contract date, even if that date is delayed due to an incomplete application.

We will accept additional purchase payments at any time after the contract date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value, at the end of the Valuation Period in which we receive the payments.

Each additional purchase payment must be at least $50. However, under contracts issued in connection with a benefit plan covering employees, it is sufficient that all purchase payments under each contract, at all times, average $50. We will not accept a purchase payment if it is less than $25. Moreover, we reserve the right to raise this minimum purchase payment to a maximum amount of $100. In addition, the total of all purchase payments, for all contracts, having the same owner or annuitant may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may obtain the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to First Fortis Life Insurance Company.

We may cancel any contract with a contract value of less than $1,000. However, under our current administrative procedures, if a contract's value is at least $500 by the end of the first contract year, we will not cancel the contract during the first two contract years. We will provide the contract owner with 90 days' written notice so that additional purchase payments may be made in order to raise the contract value above the applicable minimum. Otherwise, we may cancel the contract as of the end of the Valuation Period which includes the next anniversary of the contract date. If we do cancel the contract, we will pay the contract owner the full contract value. In addition, as long as the contract value remains above $1,000, we will not require additional purchase payments.

CONTRACT VALUE

Contract value is the total of any Separate Account value in all the subaccounts of the Separate Account, plus any fixed account value. For a discussion of how fixed account value is calculated, see "The Fixed Account."

The contract does not guarantee a minimum Separate Account value. The Separate Account value will reflect the investment experience of the chosen subaccounts of the Separate Account, all purchase payments made, any partial surrenders, and all charges assessed in connection with the contract. Therefore, the Separate Account value changes from Valuation Period to Valuation Period. You bear the entire investment risk for the contract value that you allocate to the Separate Account.

Determination of Separate Account Value. A contract's Separate Account value is based on Accumulation Unit values that we determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Purchase payments applied to a given subaccount will be used to purchase Accumulation Units at the unit value of that subaccount next determined after receipt of a purchase payment. See "Allocation of Purchase Payments and Contract Value-Allocation of Purchase Payments."

At the end of any Valuation Period, a contract's Separate Account value in a subaccount is equal to:

     - the number of Accumulation Units in the subaccount; times

     - the value of one Accumulation Unit for that subaccount

The number of Accumulation Units in each subaccount is equal to:

     - the initial Accumulation Units purchased on the contract date; plus

     - accumulation Units purchased at the time that additional purchase payments are allocated to the subaccount; plus

     - accumulation Units purchased through transfers from another subaccount or from the fixed account; less

     - accumulation Units redeemed to pay for the portion of any partial surrenders allocated to the subaccount; less

     - accumulation Units redeemed as part of a transfer to another subaccount or to the fixed account; less

     - accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operations of the subaccount or any other taxes which are attributable to the contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

A subaccount's net investment factor for a Valuation Period is an index number that reflects certain charges to a contract and the investment performance of the subaccount during the Valuation Period. If the net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments to the:

     - available subaccounts of the Separate Account, or

     - to the fixed account, or

     - both

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to First Fortis' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another subaccount, or

     - into the fixed account.

You may request transfers by either (1) a written request sent to our home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer.

All or part of the contract value in one or more subaccounts of the Separate Account may be transferred at one time. We may permit a continuing request for transfers automatically and on a periodic basis. We prohibit transfers into the fixed account within six months of a transfer out of the fixed account. In addition, we restrict transfers of contract value from the fixed account in both amount and timing. See "Fixed Account--Fixed Account Transfers, Total and Partial Surrenders." Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Separate Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at the end of the Valuation Period in which we receive the transfer request.

Certain restrictions on very substantial investments in any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for total surrender at our home office, less

     - any applicable surrender charge, and less

     - any applicable administrative charge.

For a discussion of these charges and the circumstances under which they apply, see "Annual Administrative Charge" and "Surrender Charge."

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Separate Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment."

Since the contract owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a surrender charge, the amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the contract owner, Annuitant, and any beneficiary, will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the commencement date, you may surrender a portion of the fixed account and/or the Separate Account. You must request partial surrender by written request sent to First Fortis' home office. The minimum partial surrender amount is $500, including any surrender charge. We will surrender the entire cash surrender value under the contract if the total contract value in both the Separate Account and fixed account would be less than $1,000 after the partial surrender. However, under our current administrative procedures, we will honor a surrender request during the first two contract years without regard to the remaining contract value.

You should specify the subaccounts of the Separate Account or the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Separate Account and/or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. We will generally make payments within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.) This restriction does not apply to amounts transferred to another investment alternative permitted under a
Section 403(b) retirement arrangement or to amounts attributable to premium payments received prior to January 1, 1989.

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR CONTRACT OWNER

If the owner or Annuitant dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named. The death benefit will equal the greatest of (1), (2), or (3) as follows:

(1) the sum of all purchase payments made, less all prior surrenders (other than any automatic surrenders made to pay the annual administrative charge) and previously-imposed surrender charges,

(2) the contract value as of the date used for valuing the death benefit, or

(3) the contract value (less the amount of any subsequent surrenders and surrender charges) as of the contract's Five Year Anniversary immediately preceding the earlier of (a) the date of death of either the contract owner or the Annuitant, or (b) the date either first reaches his or her 75th birthday.

See Appendix A for sample death benefit calculations.

The death benefit may be reduced by premium taxes where such taxes were imposed upon receipt of purchase payments and were paid by us in behalf of the contract owner. For further information, see "Charges and Deductions--Premium Taxes."

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of an Annuitant under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate, (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that written notice of the death of the contract owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may not specify an annuity commencement date in your application that is later than the Annuitant's 90th birthday. The annuity commencement date marks the beginning of the period during which an Annuitant receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract date. However, we may allow an earlier annuity commencement date associated with certain annuitizations where the contract is purchased in conjunction with the purchase of a life insurance policy issued by us, if it fulfills certain other minimum guidelines established by us, and the annuity payments are designated to be applied to the payment of the premiums on such life insurance policy.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters." You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request to us in order to advance or defer the annuity commencement date. In addition, you must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option, if the contract value at the end of the Valuation Period that contains the annuity commencement date is less than $2,000. We would make the payment in a single sum to the Annuitant or other properly designated payee and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Separate Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Separate Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefit plans, see "Calculation of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected.

The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 4% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 4% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance, after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses, except to the extent that we reserve the right to impose the $30 annual administrative expense charge during the Annuity Period just as we do during the Accumulation Period.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts or from subaccounts to the fixed account. The current procedures for these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value Transfers." We do not permit transfers out of the fixed account during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request by at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply OPTION B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans, pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the Annuity Commencement Date.

Option A, Life Annuity. We make no payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years or 20 Years. We continue payments as long as the annuitant

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lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract; or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value at that time

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations or judicial acts.

ANNUAL ADMINISTRATIVE CHARGE

A $30 annual administrative charge is deducted from the contract value on each anniversary of the contract date. This charge helps to cover administrative costs:

     - incurred in issuing contracts,

     - establishing and maintaining records relating to contracts,

     - making regulatory filings and furnishing confirmation notices,

     - voting materials and other communications,

     - providing computer, actuarial and accounting services, and

     - processing contract transactions.

We will initially waive this charge during the Annuity Period, although we reserve the right to reinstitute it at any time. In addition, we will waive this charge during the Accumulation Period if the contract value is $25,000 or more at the end of the contract year.

We will deduct the annual administrative charge by redeeming Accumulation Units from each subaccount of the Separate Account and by redeeming Accumulation Units from the fixed account. Contract value is the total value of the Separate Account and the fixed account. We will redeem Accumulation Units in proportion to the allocation of contract value among both:

     - the subaccounts of the Separate Account, and

     - the fixed account

If you totally surrender the contract and the contract value is less than $25,000, we will deduct the full annual administration charge at the time of surrender.

CHARGES AGAINST THE SEPARATE ACCOUNT

We will assess certain charges against the Separate Account. These charges will be assessed as a percentage of the net assets of the Separate Account. These charges compensate us for contract risks and for administrative expenses.

Mortality and Expense Risk Charge. We assess each subaccount of the Separate Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Separate Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. We assess this charge daily when we determine the value of an Accumulation Unit. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk we bear arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have an adverse effect on the annuity payments the Annuitant will receive under the contract. This relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement.

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

In addition, we bear a mortality risk in that we guarantee to pay a death benefit in a single sum (which may also be taken in the form of an annuity option) upon the death of an Annuitant or contract owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contracts will exceed the limits on administrative charges set in the contracts.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Separate Account with a daily charge at a nominal annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. The daily administrative expense charge helps cover administrative expenses such as those described above under "Annual Administrative Charge." The daily administrative expense charge, like the annual administrative charge, is designed to defray expenses incurred. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

Tax Charge. Currently, we do not impose a charge for taxes payable by us in connection with this contract. However, we do impose a charge for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Separate Account.

The annual administrative charge and charges against the Separate Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenue from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions (2) promotional, distribution, and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than five years before the surrender date and that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than five years before the surrender date (whether or not you have previously surrendered the purchase payments).

Surrender charges do not apply to contract earnings. Therefore, we deem purchase payments not subject to a surrender charge as withdrawn first. If all purchase payments have been withdrawn, the remaining earnings can be withdrawn without a surrender charge. We assume that all purchase payments are withdrawn before earnings are withdrawn. However, for federal income tax purposes, certain partial surrenders will be deemed to come first from earnings. See "Federal Tax Matters."

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because the contract value is less than the minimum required to provide an annuity on the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1994. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is 5% of the purchase payments withdrawn which we received less than five years before the surrender date.

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. Those assets will include any profit that we derive from the mortality and expense risk charge.

MISCELLANEOUS

The Separate Account invests in shares of the portfolios. Therefore, the net assets of the Separate Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectuses.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by First Fortis and the following persons associated with First Fortis, if at the contract issue date they are (1) officers and directors, (2) employees, (3) spouses of any such persons or any of such persons' children.

FIXED ACCOUNT

You may allocate purchase payments and transfer contract value to the fixed account. In this case, purchase payments and transfers of contract value are held in our general account.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account, nor any interests therein, are subject to the provisions of these acts. As a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the fixed account.

Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for the aspects of the contract involving the Separate Account and contains only selected information regarding the fixed account. More information

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

regarding the fixed account may be obtained from our home office or from your sales representative.

GENERAL DESCRIPTION

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in our general account.

First Fortis guarantees that contract value in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the general account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed annual rate of 4%. Any interest rate in excess of 4% per year with respect to any amount in the fixed account pursuant to a contract will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can vary. This will depend on when the amount was originally allocated to the fixed account. Once credited, excess interest will be guaranteed and will be added to the contract value in the fixed account (from which deductions for fees and charges may be made).

Charges under the contract are the same as those applied to the Separate Account. However, the 1.35% annual charge for mortality and expense risk and for administrative expense is not imposed on amounts of contract value in the fixed account.

FIXED ACCOUNT VALUE

The contract's fixed account value on any Valuation Date is the sum of:

     - the purchase payments allocated to the fixed account, plus

     - any transfers from the Separate Account, plus

     - any interest credited to the fixed account, less

     - any surrenders, surrender charges or annual administrative charges allocated either to the fixed account, or to transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS

With respect to total and partial transfers, amounts in the fixed account are generally subject to the same rights and limitations as amounts allocated to the subaccounts of the Separate Account. Therefore, with respect to total and partial surrenders, amounts in the fixed account are also subject to the same charges as amounts allocated to the subaccounts of the Separate Account. See "Total and Partial Surrenders."

Transfers out of the fixed account have special limitations. Prior to the annuity commencement date, you may transfer all or part of the contract value from the fixed account to the Separate Account, provided that (1) no more than one transfer is made each contract year, (2) no more than 50% of the fixed account value is transferred at any time (unless the balance in the fixed account after the transfer would be less than $1,000, in which case the entire balance may be transferred), and (3) at least $500 is transferred at any one time (or, if less, the entire amount in the fixed account). However, we may permit a continuing request for automatic transfers, on a periodic basis, of lesser specified amounts. We reserve the right to discontinue or modify any such arrangements at our discretion.

No transfers from the fixed account may be made after the annuity commencement date.

GENERAL PROVISIONS

THE CONTRACT

The entire contract includes any application, amendment, rider, or endorsement and revised contract pages. Only an officer of First Fortis can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by one of these representatives of First Fortis.

The contracts are non-participating and do not share in dividends or earnings of First Fortis.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the subaccounts of the Separate Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by us at our home office.

However, we may defer the determination, application, or payment of any death benefit, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit values as follows: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which any emergency exists as a result of which it is not reasonably practicable for us to determine the investment experience for the contract, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Additionally, we may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age, or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT AND OWNERSHIP RIGHTS

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Contract owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We do not take responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in

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

writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to First Fortis. Certain retirement programs may require spousal consent to name or change a beneficiary. In addition, applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of a contract owner or Annuitant prior to the annuity commencement date, the beneficiary will be deemed to be as follows:

     - if there is a surviving contract owner, the surviving contract owner will be the beneficiary (this overrides any other beneficiary designation).

     - if there is no surviving contract owner, the beneficiary will be the beneficiary designated by the contract owner.

     - if there is no surviving contract owner and no surviving beneficiary who has been designated by the contract owner, the estate of the last surviving contract owner will be the beneficiary.

REPORTS

We will mail to the contract owner, at the last known address of record, any report required by applicable law or regulation. You should therefore give us prompt written notice of any address change. Each contract owner will also be sent an annual and a semi-annual report for Fortis Series and a list of the portfolio securities held in each portfolio of Fortis Series. All reports will be mailed to the person receiving payments during the Annuity Period, rather than to the contract owner.

RIGHTS RESERVED BY FIRST FORTIS

We reserve the right to make certain changes if, in our judgement, they would best serve the interests of contract owners and Annuitants or would be appropriate in carrying out the purposes of the contract. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - to operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - to transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine or remove subaccounts in the Separate Account.

     - to substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

     - to make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - to change the time or times of day at which a Valuation Date is deemed to have ended.

     - to make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing, as to any then outstanding contract, the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of First Fortis and (1) are registered representatives of Fortis Investors or (2) registered representatives of other broker-dealer firms or (3) representatives of other firms that are exempt from broker-dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

We and Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may "chargeback" commissions paid to others if the contract upon which the commission was paid is surrendered or canceled within certain specified time periods.

First Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. First Fortis or

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Fortis Investors may pay travel expenses that arise from these trips.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Therefore, Fortis Investors is under common control with First Fortis. Fortis Investors' principal business address is 500 Bielenberg Drive, Woodbury, Minnesota 55115 and its mailing address is P.O. Box 64284, St. Paul, MN 55164.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations, and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code (the "Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Separate Account or (2) interest credited to the fixed account. Contract owners who are not natural persons ARE taxed annually for any increase in the contract value subject to certain exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the contract value, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of the "investment in the contract", the full amount of any additional annuity payments is taxable.

For variable annuity payments in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the contract. The remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution". Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or the life or life expectancy of you or your beneficiary

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or a payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the contract owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the contract owner or other person receiving payments is not a natural person, the required distributions under Section 72(s) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s). However, it has issued

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proposed regulations interpreting similar requirements for qualified plans. We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the contract owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contract may be used with several types of tax-qualified plans. The tax rules applicable to contract owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludible from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract," if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing or annuity plans;

     - individual retirement annuities ("IRAs") under Section 408(b);

     - simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans unless the proceeds are transferred directly from the qualified retirement plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require that we disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for the investments underlying the Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person to be treated as the owners of Separate Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department has stated that it expects to establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the contract you exchanged out of. However, an exchange from a Fortis Group Fund or other investment that is not a life insurance or annuity contract may be a taxable event.

Various provisions of the tax laws may "grandfather" certain annuity contracts. For example, certain annuity contracts issued before January 19, 1985 may not be subject to the distribution rules of Code Section 72(s), and certain distributions from contracts issued before the same date may not be subject to the 10% penalty tax for premature distributions. In addition, if a contract contained principal on August 13, 1982, that principal may generally be withdrawn in a partial distribution before the withdrawal of any taxable gain in the contract. These provisions may be lost if a grandfathered contract is exchanged for a non-grandfathered contract.

Certain contract exchanges are subject to Code Section 1035. Where an exchange is subject to this Code Section, certain grandfathered provisions may be preserved. If your exchange is subject to Section 1035, we may be able to assist you in preserving grandfathered provisions by "tracking" amounts accumulated through past purchase payments. Payments made before or after the effective date of the Tax Equity and Fiscal Responsibility Act of 1982 may have different tax consequences. Therefore, you must provide us with an accurate history of your past purchase payments.

Because of the complexity of these matters, you should consult a qualified tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(b) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions which accrues after December 31, 1988.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of Fortis Series. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding Fortis Series shareholders meeting. Contract owners have the voting interest during the Accumulation Period. Persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or contract owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended, or if the present interpretation thereof should change and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

       - mortality assumptions,

       - the assumed interest rate used in determining the number of Annuity Units under the contract, and

       - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

Under certain contracts, we will vote portfolio shares according to instructions we receive from the contract owner. However, we adjust this policy where the Annuitant or payee is not the contract owner. Under this circumstance, the Annuitant or payee may instruct the contract owner who, in turn, relays this instruction to us. We will vote those portfolio shares that we can attribute to the purchase payments of the Annuitant or payee in accordance with the instruction relayed to us. In addition, in certain circumstances such as an employee benefit plan, we allow the Annuitant or payee to direct how we vote additional shares beyond those that we can attribute to the purchase payments of the Annuitant or payee. However, we do so only to the extent authorized by the contract. We compute the number of shares that may be attributed to the Annuitant of payee on a basis consistent with that for attributing portfolio shares to contract owners, as described above.

Contract owners are to instruct First Fortis to vote in accordance with such directions from Annuitants and payees. Furthermore, contract owners are to instruct First Fortis to vote shares of any portfolio for which directions could have been but were not received from Annuitants and other payees in the same proportion as other shares in that portfolio attributable to the contract owner which are to be voted in accordance with directions received from Annuitants and other payees. The contract owner may instruct us as to the voting of any other shares attributable to contracts as the contract owner may determine. The Separate Account, Fortis Series, and First Fortis do not have any obligation to determine whether or not voting directions are requested or received by a contract owner or whether or not a contract owner has instructed First Fortis in accordance with directions given by Annuitants and other payees.

We will vote shares for which we have not received timely instructions, and we will vote shares that we can attribute to excess amounts we have accumulated in the related subaccount. We will vote these shares in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy owners holding voting interests in that portfolio. Shares held by separate accounts other than the Separate Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders

STATE REGULATION

We are subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines our affairs.

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised First Fortis on certain federal securities law matters.

CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION

First Fortis...................................
Calculation of Annuity Payments................
Services.......................................
Safekeeping of Separate Account Assets.........
Principal Underwriter..........................
Limitation On Allocations......................
Change of Investment Adviser or Investment
  Policy.......................................
Taxation Under Certain Retirement Plans........
Other Information..............................
Financial Statements...........................
APPENDIX A--Performance Information............

APPENDIX A--SAMPLE DEATH BENEFIT CALCULATIONS
(FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1997 WITH ENHANCED DEATH BENEFIT
RIDER)

                                                                EXAMPLE 1    EXAMPLE 2
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:                  ---------    ---------
  a. Purchase Payments Made Prior to Date of Death               $20,000      $20,000
  b. Contract Value on Date of Death                             $17,000      $25,000
Death Benefit is larger of a, and b                              $20,000      $25,000

                                                                EXAMPLE 3    EXAMPLE 4    EXAMPLE 5
DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY:                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death               $20,000      $20,000      $20,000
  b. Contract Value on 5th contract Anniversary                  $15,000      $30,000      $30,000
  c. Contract Value on Date of Death                             $17,000      $25,000      $35,000
Death Benefit is larger of a, b, and c                           $20,000      $30,000      $35,000

                                                                EXAMPLE 6    EXAMPLE 7    EXAMPLE 8
DATE OF DEATH IS THE 13TH CONTRACT ANNIVERSARY:                 ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death               $20,000      $20,000      $20,000
  b. Contract Value on 10th contract Anniversary                 $15,000      $40,000      $40,000
  c. Contract Value on Date of Death                             $17,000      $30,000      $50,000
Death Benefit is larger of a, b, and c                           $20,000      $40,000      $50,000

APPENDIX B--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:

----------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                          1.35%
----------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                             .66%
----------------------------------------------------------------------------------
     +   Annual Administrative Charge Rate (See Below)                    .02%
----------------------------------------------------------------------------------
     =   Total Expense Rate                                              2.03%
----------------------------------------------------------------------------------

The Annual Administrative Charge Rate is calculated by dividing the total Annual contract charges collected in 1999 by the average policy value in force in 1999.

Year 1 Beginning Policy Value = $1000.00
Year 1 Expense + $1000.00 X .0203 = $20.30

Year 2 Beginning Policy Value = $1029.70
Year 2 Expense = $1,029.70 X .0203 = $20.90

Year 3 Beginning Policy Value = $1060.29
Year 3 Expense = $1,060.29 X .0203 = $21.52

So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $20.30 + $20.90 + $21.52 = $62.72.

If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) =
     Surrender Charge 0.05 X ($1000.00 - $100.00) = $45.00

So the total expense if surrendered is $62.72 + $45.00 = $107.72.

                                       B-1